CLASS I SHARES
PROSPECTUS DATED JANUARY 31, 2008

T H E   S A R A T O G A   A D V A N T A G E   T R U S T

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

The SARATOGA ADVANTAGE TRUST is a mutual fund company. The U. S. Government Money Market Portfolio (the “Portfolio”) is managed by Saratoga Capital Management, LLC (the "Manager") and advised by an Investment Adviser selected and supervised by the Manager.

Shares of the Portfolio are available to investors and advisory services.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Notice of Privacy Policy for the Saratoga Advantage Trust

(including notice to California Residents)

The Saratoga Advantage Trust (the "Trust”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as the Trust’s transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.  We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary.  If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 1-800-807-FUND.

INVESTMENT OBJECTIVE

The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

THE ADVISER

The Portfolio is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”). All investment decisions for the Portfolio are made by Reich & Tang's Investment Department.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.

The U.S. government securities that the Portfolio may purchase include:

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U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

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Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.

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Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank.

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Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

Credit risk is minimal with respect to the Portfolio's U.S. government securities investments. Repurchase agreements involve a greater degree of credit risk. The Adviser, however, actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds, such as the Portfolio, to invest only in high quality debt obligations with short maturities.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

Additionally, with respect to U.S. government securities, which are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Certain U.S. government securities purchased by the Portfolio such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS

This bar chart shows how the performance of the Portfolio’s Class I shares has varied from year to year over the past ten calendar years.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.38% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.00% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class I shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume you sold your shares at the end of each period.  You may obtain the Portfolio’s current 7-day yield by calling toll free 1-800-807-FUND.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
U.S. Government Money Market Portfolio:	3.88%	1.97%	2.80%
90 Day T-Bills	4.77%	3.12%	3.71%
Index: (Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index(1)	4.31%	2.43%	3.14%

(1)

The Lipper U.S. Treasury Money Market Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury Obligations with dollar-weighted average maturities of less than 90 days.  These funds intend to keep a constant net asset value.  Indexes are not managed, and it is not possible to invest directly in an Index.

FEES AND EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES. The following table lists the fees and expenses that an investor will incur as a shareholder of the Portfolio based on operating expenses incurred during the fiscal year ended August 31, 2007. There are no sales loads or distribution fees.

U.S. Government Money Market Portfolio
SHAREHOLDER FEES
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
Management Fees (1)	0.475%
Distribution and/or Service (Rule 12b-1) Fees	NONE
Other Expenses (1)	0.905%
Acquired Fund Fees and Expenses	0.00%*
Total Annual Portfolio Operating Expenses (before expense waivers and/or reimbursements – see ** footnote below for the expense waivers and reimbursements and net expenses of the Portfolio) **	1.38%

* Amount represents less than one-half of 0.01%.

** EXPENSE WAIVERS AND REIMBURSEMENTS AND NET EXPENSES:  The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratio at or below 1.25% (the "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by Class I shares of the Portfolio up to five years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its Expense Cap.  Expenses borne by the Manager after December 31, 2002 will be subject to reimbursement/waiver by the Portfolio up to three years from the date the fee or expense was incurred.

 For the fiscal year ended August 31, 2007 the net expenses for the Portfolio was 1.25% (taking into account the expense reimbursement/waiver of 0.13%).   The Expense Agreement can be terminated by either party, without penalty, upon 60 days’ prior notice.  For the year ended August 31, 2007, no reimbursements/waiver payments were made by the Portfolio to the Manager under the terms of the Expense Agreement.  Prior Board approval is required with respect to any  such expense reimbursements.

(1)  MANAGEMENT FEES AND OTHER EXPENSES: The Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate of  0.475% of the value of the average daily net assets of the Portfolio. The fees of the Adviser are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by the Portfolio are described under "Investment Manager." "Other Expenses" also include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, the Portfolio's allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders.

EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU HELD OR SOLD YOUR SHARES

U.S. Government Money Market Portfolio
1 year	$140
3 years	437
5 years	755
10 years	1,657

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's non-principal investment strategies.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Portfolio to sell any Portfolio security. The Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

ADDITIONAL RISK INFORMATION

This section provides information relating to risks of investing in the Portfolio in addition to the principal risks described previously.

The risks set forth below are applicable to the Portfolio only to the extent the Portfolio invests in the investment described.

JUNK BONDS. Investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value.

CONVERTIBLE SECURITIES.   The Portfolio may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock.  These securities may carry risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

PORTFOLIO HOLDINGS

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Trust’s Statement of Additional Information.

The Trust discloses the Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. The Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust’s Manager and is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Saratoga Capital Management, LLC is a Delaware limited liability company.  The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects an Adviser for the Portfolio and supervises and monitors the performance of the Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit the Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee.  The Manager compensates the Adviser out of its management fee.

In addition, the Manager has agreed to compensate Dunham & Associates Investment Counsel, Inc. out if its management fee for certain dealer-related services.

Pursuant to the management agreement with the Portfolio, the Portfolio pays the Manager an annual management fee of 0.475% of daily net assets.  The total amount of investment management fees payable by the Portfolio to the Manager may not be changed without shareholder approval.

ADVISER

The following sets forth certain information about the Adviser:

Reich & Tang Asset Management, LLC ("Reich & Tang"), a registered investment adviser located at 600 Fifth Avenue, 8th Floor, New York, NY 10020, serves as the Adviser to the Portfolio. Reich & Tang has been an investment adviser since 1970 and advises mutual funds, pension trusts, profit-sharing trusts and endowments.  As of September 30, 2007, Reich & Tang had approximately $17.4 billion in assets under management.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Management Agreement and the Advisory Agreement of the Portfolio is available in the Trust’s Annual Report to Shareholders for the fiscal year ended August 31, 2007.

ADMINISTRATION

The Bank of New York, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite #2, Omaha, NE 68137 serves as the Trust's transfer agent.

Gemini Fund Services, LLC, located at 450 Wireless Blvd., Hauppauge, NY 11788, provides administrative (including custody administration) and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of the Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of the Portfolio called "net asset value," is based on the value of the Portfolio's investments.

The net asset value per share of the Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of the Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC (formerly known as Aquarius Fund Distributors, LLC), the Trust's distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of the Portfolio are available to investors and to investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the New York Stock Exchange will be effected at the net asset value per share determined on that day. Requests received after the close of regular trading will receive the net asset value per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust.

The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs.  For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

The Saratoga Advantage Trust

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite #2

Omaha, NE 68137

For investments by wire, please call (888) 338-6426 for instructions and to notify the Portfolio that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire.  The Portfolio will normally accept wired funds for investment on the day received if they are received by the Portfolio’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER.  All purchase requests directly through the Transfer Agent must be received by the transfer agent in “good order.”   This means that your request must include:

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The Fund and account number.

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The amount of the transaction (in dollars or shares).

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Accurately completed orders.

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Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares, or other fees.  The amount and applicability of such a fee is determined and disclosed to its customer by each individual Financial Intermediary.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus.  Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  What this means to you:  when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

ADVISORY PROGRAMS. Shares of the Portfolio are available for purchase by certain registered investment advisers. In order to qualify to purchase shares on behalf of its clients, the investment advisor must be approved by the Manager. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Portfolio for the purposes described above should call 1-800-807-FUND (1-800-807-3863).

CONTINUOUS OFFERING. The minimum initial investment in the Trust is $10,000. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their Adviser or the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, the Portfolio reserves the right to reject any purchase requests that it regards as disruptive to efficient Portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

FREQUENT PURCHASE AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolio by shareholders, and “market-timing” may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolio to hold excess levels of cash.

Investments in certain types of securities may also be susceptible to short-term trading strategies. Short term trading strategies also present certain risks based on the Portfolio’s investment objective, strategies and policies.  These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that the Portfolio invests in certain fixed-income securities, such as high-yield bonds or municipal bonds, the Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus.  Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.  The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolio by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving the Portfolio may result in the Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges.   Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of the Portfolio may be redeemed at no charge on any day that the Portfolio calculates its net asset value. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. The Portfolio is required to transmit redemption proceeds for credit to the shareholder's account at no charge within seven days after receipt of a redemption request.  However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust's Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1. Re-registration of the account.

2. Changing bank wiring instructions on the account.

3. Name change on the account.

4. Setting up/changing systematic withdrawal plan to a secondary address.

5. Redemptions greater than $25,000.

6. Any redemption check that is made payable to someone other than the shareholder(s).

7. Any redemption check that is being mailed to a different address than the address of record.

8. Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust’s portfolios by the Financial Intermediary’s customers and to collect the portfolios’ redemption fee, if any, from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in the Portfolio’s net asset value after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION–IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of the Portfolio may be exchanged without payment of any exchange fee for shares of another portfolio of the Trust of the same Class at their respective net asset values. Please refer to the Prospectus for that other portfolio with respect to the fees and expenses of investing in shares of that portfolio.  The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.  An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined for the Portfolio.  Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of the Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the Portfolio will be declared daily and paid monthly. Shareholders of the Portfolio receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Distributions of any net realized long-term and short-term capital gains earned by the Portfolio will be made annually.

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Under current law, certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains.  However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If any dividends are declared in October, November or December and paid to shareholders of record of such months in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a portfolio's shares and reinvests in that portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolio) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolio’s shares.  Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of the shares of the Portfolio over other investment options.  Any such payments will not change the net asset value of the price of the Portfolio’s shares.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

The financial highlights for the fiscal years ended August 31, 2007, August 31, 2006, August 31, 2005, August 31, 2004 and August 31, 2003 have been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolio’s financial statements are included in the Trust’s August 31, 2007 annual report, which is available upon request.  The financial highlights for the fiscal years ended August 31, 2002 and prior had been audited by a nationally recognized independent accounting firm, whose report, along with the financial statements for the Portfolio is included in the annual report, which is available upon request.

U.S. Government Money Market Portfolio - Class I Shares

	Year Ended August 31, 2007(1)	Year Ended August 31, 2006(1)	Year Ended August 31, 2005(1)	Year Ended August 31, 2004(1)		Year Ended August 31, 2003(1)	
Net Asset Value, Beginning of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00	
Income (Loss) from Investment Operations:							
Net investment income (loss)	0.04	0.03	0.01	(0.00)	**	0.00	**
Net realized and unrealized gain (loss)	-	-	-	-		-	
Total from investment operations	0.04	0.03	0.01	(0.00)	**	0.00	**
Dividends and Distributions:							
Dividends from net investment income	(0.04)	(0.03)	(0.01)	-		(0.00)	**
Distributions from realized gains	-	-	-	(0.00)	**	-	
Total dividends and distributions	(0.04)	(0.03)	(0.01)	(0.00)	**	(0.00)	**
Net Asset Value, End of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00	
Total Return*	4.10%	3.31%	1.28%	0.04%		0.12%	
Ratios and Supplemental Data:							
Net assets, end of year (000s)	$ 16,027	$ 17,339	$ 18,052	$ 22,247		$ 28,979	
Ratio of net operating expenses to average net assets (3)	1.25%	1.25%	1.25%	1.09%		1.23%	
Ratio of net investment income (loss) to average net assets (3)	4.07%	3.28%	1.23%	0.00%		0.12%	
Portfolio Turnover Rate	N/A	N/A	N/A	N/A		N/A	

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period

** Per share amount represents less than $0.01 per share.

CLASS I SHARES
PROSPECTUS

Additional information about the Portfolio's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Trust's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Trust's Investment Company Act file number is 811-08542.

For More Information

You may obtain the following and other information regarding the Portfolio free of charge:

Statement of Additional Information

The Statement of Additional Information ("SAI") of the Portfolio provides more details about the Portfolio's policies and management. The Portfolio's SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report

The annual and semi-annual reports for the Portfolio provide the most recent financial reports and a discussion of portfolio holdings. The annual report contains a discussion of the market conditions and investment strategies that affected the Portfolio's performance during the last fiscal year.

To receive any of these documents or additional copies of the Prospectus of the Portfolio or to request additional information about the Portfolio, please contact us. You may obtain an electronic copy of the Prospectus or SAI at www.dunham.com.

By Telephone:

(888) 3-DUNHAM (338-6426)

By Mail:

Dunham Account of The Saratoga Advantage Trust
U.S. Government Money Market Portfolio
c/o Gemini Portfolio Services, LLC
4020 South 147th Street, Suite 2
Omaha, NE 68137

Investments Via Wire:

Please call (888) 3-DUNHAM (338-6426) for wiring instructions and to notify the Portfolio that a wire transfer is coming.

Through the SEC:

You may review and obtain copies of the Portfolio's information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call (202) 551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Portfolio are available on the EDGAR Database on the SEC's Internet site at ***http://www.sec.gov***. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following email address: ***publicinfo@sec.gov***, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File Number 811-08542

MKT-GP-00356